UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2011 (March 3, 2011)

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices, including zip code)

(937) 382-5591

(Registrant’s telephone number, including area code)

ABX Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K for Air Transport Services Group, Inc. (the “Company”), which was originally filed with the Securities and Exchange Commission on March 4, 2011 (the “Original 8-K”), to (i) correct the references to the percentage growth in the Company’s adjusted pre-tax earnings and adjusted EBITDA from continuing operations, contained on page 1 of Exhibit 99.1, (ii) correct the non-GAAP reconciliation of adjusted pre-tax earnings and adjusted EBITDA from continuing operations for the nine months ended December 31, 2010, contained on page 8 of Exhibit 99.1, and (iii) provide an expanded non-GAAP reconciliation for the Company’s adjusted pre-tax earnings and adjusted EBITDA from continuing operations to reflect the quarterly periods during fiscal 2009 and 2010. This additional disclosure is provided on a new page 9 of Exhibit 99.1. On March 4, 2011, the Company issued an amended press release relating to its results for the fourth quarter and year-ended December 31, 2010. Other than these amendments to Exhibit 99.1, no other changes are being made to the Original 8-K.

Item 2.02	Results of Operations and Financial Condition.

On March 3, 2011, Air Transport Services Group, Inc. issued a press release relating to its results for the fourth quarter and year-ended December 31, 2010. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by Air Transport Services Group, Inc. on March 3, 2011, relating to its results for the fourth quarter and year-ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Sr. Vice President Corporate General Counsel & Secretary

Date: March 7, 2011